SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2006

IMPERIAL PETROLEUM, INC.

(Exact name of registrant as specified in its charter)

NEVADA	0-9923	95-338601
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

329 MAIN STREET, SUITE 801, EVANSVILLE, IN	47708
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (812)-867-1433

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Certain statements set forth in this Form 8-K and other reports filed by the Registrant from time-to-time with the Securities and Exchange Commission relate to management’s future plans and objectives and such statements are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended. Although any forward looking statements contained in this Form 8-K or otherwise expressed on behalf of the Company are, to the knowledge and in the judgment of the officers and directors of the Company, expected to prove to come true and to come to pass, management is not able to predict the future with absolute certainty. Forward looking statements involve known and unknown risks and uncertainties which may cause the Company’s actual performance and financial results in future periods to differ materially from any projection, estimate or forecasted result. These risks and uncertainties include, among other things, volatility of commodity prices, changes in interest rates and capital market conditions, competition, risks inherent in the Company’s operations, the inexact nature of interpretation of seismic and other geological, geophysical, petro-physical and geo-chemical data, the imprecise nature of estimating reserves, events that deprive the Company of the services of its Chairman of the Board, Chief Executive Officer and largest shareholder, and such other risks and uncertainties as described from time to time in the Company’s periodic reports and filings with the Securities and Exchange Commission. Accordingly stockholders and potential investors are cautioned that certain events or circumstances could cause actual results to differ materially from those projected, estimated or predicted. The Company does not intend to update forward-looking statements. You should refer to and carefully review the information in future documents we file with the Securities and Exchange Commission.

ITEM 8.01.	Other Events:

The Registrant held its Annual Meeting of Shareholders on August 1, 2006. The purpose of the Annual Meeting was to vote on the following proposals: (1) to elect five directors for a term of one year; (2) to approve the Company’s certified public accountants and independent auditors, Brisco Burke & Grigsby LLP for 2006; (3) to authorize an increase in the authorized shares of common stock from 50,000,000 to 150,000,000 shares; (4) to authorize a reduction in outstanding shares of common stock in the ratio of one share replacing every four shares; and (5) to approve the terms and conditions of the sale of certain of the Company’s oil and gas assets comprising approximately 68% of the present value of the Company to Whittier Energy Corporation (“Whittier”) and Premier Natural Resources, LLC (“Premier”) as set forth in the Purchase and Sales Agreement. All of the Proposals presented to the Shareholders were approved and ratified at the meeting in accordance with the Company’s Bylaws. As a result of the Annual Meeting, the Company is proceeding with the sale of the assets to Whittier and Premier in accordance with the Purchase and Sales Agreement and is expected to close the sale on August 9, 2006.

ITEM 9.01	Financial Statements and Exhibits:

None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Imperial Petroleum, Inc.

By: /s/ Jeffrey T. Wilson

Jeffrey T. Wilson, President

Dated: August 3, 2006